UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 17, 2020

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
Seventh Amendment and Reaffirmation Agreement

On April 17, 2020, GSE Systems, Inc. (“GSE”) and its wholly owned subsidiary GSE Performance Solutions (“Performance Solutions” and collectively with GSE, the “Company”), GSE True North Consulting, LLC (“True North”), Hyperspring, LLC (“Hyperspring”), Absolute Consulting, Inc. (“Absolute”), and DP Engineering, LLC (“DP Engineering”, and together with True North, Absolute, and Hyperspring, the “Guarantors” and each a “Guarantor”), entered into a Seventh Amendment and Reaffirmation Agreement (the “Seventh Amendment”) with Citizens Bank, National Association (the “Bank”), amending and reaffirming the Company’s existing Amended and Restated Credit and Security Agreement with the Bank (the “Credit Agreement”) effective on and as of March 31, 2020. The Seventh Amendment amends certain provisions in the Credit Agreement including the following:

•
The definition of “Letter of Credit Issuance Fee” in Section 1.1 of the Credit Agreement was amended to reflect a variable fee, based upon the then-current leverage ratio of the Company, in an amount ranging from 1.50% to 2.75% of the face amount of each Letter of Credit (as defined in the Credit Agreement) upon issuance.

•
The definition of “Unused Fee Percentage” in Section 1.1 of the Credit Agreement was amended to include a variable fee, based upon the then-current leverage ratio of the Company, in an amount ranging from 0.20% to 0.30% of the unused RLOC (as defined in the Credit Agreement), payable quarterly in arrears in accordance with Section 2.8.1 of the Credit Agreement.

•
The definition of “Applicable Margin” on Exhibit C to the Credit Agreement was amended to reflect a variable percentage, based upon the then-current leverage ratio of the Company or the pro forma leverage ratio of the Company as of the date of the funding of a Delayed Draw Term Loan (as defined in the Credit Agreement), ranging from 2.50% to 3.75%.

•
The definition of “Refinance Terms” in Section 1.1 of the Credit Agreement was amended to state that, beginning for the fiscal year ending on December 31, 2021, the Company shall pay the Bank seventy-five percent (75%) of Excess Cash Flow (as defined in the Credit Agreement) for any fiscal year within one hundred twenty (120) days after the end of such fiscal year.

•
Section 2.6 of the Credit Agreement was amended to increase the aggregate principal amount of the Delayed Draw Term Loans (as defined in the Credit Agreement) required to be prepaid on June 30, 2020 from $1,000,000 to $1,500,000.

•
Section 6.3 of the Credit Agreement was amended to permit the Company to incur a “covered loan” (as defined in Section 1102 of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”))(a “PPP Loan”) in the amount of up to $10,000,000.

•
Sections 7.1 of the Credit Agreement was amended to (i) waive the Fixed Charge Coverage Ratio (as defined in the Credit Agreement) testing for the periods ending September 30, 2020, December 31, 2020 and March 31, 2021 and (ii) exclude the Company’s liabilities and expenses under the PPP Loan from the calculation of Fixed Charge Coverage Ratio until, and only to the extent it has been finally determined that, all or any portion of the PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.

•
Section 7.2 of the Credit Agreement was amended to (i) modify the maximum Leverage Ratio (as defined in the Credit Agreement) requirement to  (A)  3.00 to 1.00 for the period ending on September 30, 2020, (B) 2.50 to 1.00 for the period ending on December 31, 2020, and (C) 2.25 to 1.00 for the period ending on March 31, 2021 and for the periods ending on each December 31st, March 31st, June 30th and September 30th thereafter and (ii) exclude the Company’s liabilities and expenses under the PPP Loan from the calculation of Leverage Ratio for any period of time of determination unless, until and only to the extent it has been finally determined that all or any portion of the PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.

•
Section 7.4 of the Credit Agreement was amended to (i) establish a minimum Consolidated Adjusted EBITDA (as defined in the Credit Agreement) on a rolling four-quarter basis as follows: (A) $2,750,000 for the periods ending on March 31, 2020 and June 30, 2020, (B) $3,000,000 for the period ending on September 30, 2020, and (C) $3,250,000 for the periods ending on December 31, 2020 and March 31, 2021 and (ii) exclude the Company’s liabilities and expenses under the PPP Loan from the calculation of Consolidated Adjusted EBITDA for any period of time of determination unless, until and only to the extent it has been finally determined that all or any portion of the PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.

•
Section 7.5 of the Credit Agreement was amended to extend the measurement period, and related reporting obligations, of the Company’s minimum USA Liquidity (as defined in the Credit Agreement) from its original expiration date of June 30, 2020 to April 30, 2021.

•
Section 10.22 of the Credit Agreement was amended to update the requirements that need to be satisfied in order for the Company to elect to refinance the Term Loan Facility (as defined in the Credit Agreement). Such update added an additional requirement that only permits the Company to refinance the Term Loan Facility (i) after delivery of the Compliance Certificate for the period ending December 31, 2020 to confirm that no Default or Event of Default (as such terms are defined in the Credit Agreement) exists as of the date thereof, (ii) the Leverage Ratio of the Company and its subsidiaries for the fiscal quarter ending December 31, 2020 does not exceed 2.0:1.00 and (iii) the Consolidated Adjusted EBITDA  of the Company and its subsidiaries is at least $3,750,000, whereby (ii) and (iii) are calculated on a rolling-four-quarter basis and based upon the financial statements received by the Bank in accordance with the terms of the Credit Agreement.

The Company and each Guarantor also made customary affirmations, ratifications, representations and warranties typical for an amendment and reaffirmation of a financing of this type. Finally, the effectiveness of the Seventh Amendment was made contingent upon (i) the execution and delivery of the Credit Agreement and the Collateral Assignment (as defined in the Credit Agreement), and the acknowledgement letter relating to the Collateral Assignment to the Bank, (ii) the Company’s payment of $750,000 to be applied to the repayment of the Term Loan Facility (as defined in the Credit Agreement), and (iii) the Company’s payment of a $50,000 amendment fee to the Bank.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the Seventh Amendment, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Daniel Pugh
Daniel Pugh
Secretary, Chief Legal and Risk Officer
April 17, 2020